EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

3rd Quarter 2023

All information included in this financial supplement is unaudited.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

3Q 2023 Financial Supplement	2

Consolidated Financials
and Key Metrics

3Q 2023 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	Change	9/30/2022	9/30/2023	Change

Net income (loss)	$648	$138	$266	$831	$1,135	75.2%	$2,256	$2,232	(1.1)%
Net income (loss) attributable to the noncontrolling interest	(54)	(76)	(89)	(72)	(71)	(31.5)%	(165)	(232)	(40.6)%
Net income (loss) attributable to Holdings	$594	$62	$177	$759	$1,064	79.1%	$2,091	$2,000	(4.4)%

Non-GAAP Operating Earnings (1)	$386	$348	$364	$441	$413	7.0%	$1,378	$1,218	(11.6)%

Total equity attributable to Holdings' shareholders	$3,411	$1,401	$3,754	$3,553	$1,642	(51.9)%	$3,411	$1,642	(51.9)%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	—%	1,562	1,562	—%
Total equity attributable to Holdings' common shareholders	1,849	(161)	2,192	1,991	80	(95.7)%	1,849	80	(95.7)%
Less: Accumulated other comprehensive income (loss)	(6,870)	(8,992)	(6,516)	(7,142)	(9,802)	(42.7)%	(6,870)	(9,802)	(42.7)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,719	$8,831	$8,708	$9,133	$9,882	13.3%	$8,719	$9,882	13.3%

Return on Equity (ex. AOCI) - TTM	N/A	24.7%	19.9%	17.1%	21.7%		N/A	21.7%
Non-GAAP Operating ROE (1)	N/A	19.6%	17.5%	16.5%	16.3%		N/A	16.3%

Debt to capital:
Debt to Capital (ex. AOCI)	27.2%	27.0%	29.7%	26.3%	25.0%		27.2%	25.0%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$1.54	$0.10	$0.45	$2.06	$3.02	96.0%	$5.32	$5.47	2.8%
Non-GAAP Operating Earnings (1)	$0.99	$0.87	$0.96	$1.17	$1.15	16.1%	$3.46	$3.27	(5.4)%
Book value per common share	$5.00	$(0.44)	$6.10	$5.69	$0.23	(95.3)%	$5.00	$0.23	(95.3)%
Book value per common share (ex. AOCI)	$23.56	$24.19	$24.25	$26.08	$28.90	22.6%	$23.56	$28.90	22.6%

Weighted-average common shares outstanding:
Basic	374.5	368.6	361.9	355.2	346.4	(7.5)%	380.6	354.4	(6.9)%
Diluted	376.8	371.5	364.1	356.1	348.0	(7.6)%	382.9	355.9	(7.1)%

Ending common shares outstanding	370.0	365.0	359.1	350.2	342.0	(7.6)%	370.0	342.0	(7.6)%

Return to common shareholders:
Common stock dividend	$75	$74	$72	$78	$77		$220	$227
Repurchase of common shares	200	150	214	226	238		699	678
Total capital returned to common shareholders	$275	$224	$286	$304	$315		$919	$905

Market Values:
S&P 500	3,586	3,840	4,109	4,450	4,288	19.6%	3,586	4,288	19.6%
US 10-Year Treasury	3.8%	3.9%	3.5%	3.8%	4.6%		3.8%	4.6%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

3Q 2023 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Nine Months Ended
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	Change	9/30/2022	9/30/2023	Change

Revenues
Policy charges and fee income	$603	$581	$588	$594	$599	(0.7)%	$1,873	$1,781	(4.9)%
Premiums	259	250	276	280	267	3.1%	744	823	10.6%
Net derivative gains (losses)	199	(1,309)	(841)	(917)	615	209.0%	2,216	(1,143)	(151.6)%
Net investment income (loss)	842	958	990	1,036	1,071	27.2%	2,357	3,097	31.4%
Investment gains (losses), net	(332)	(55)	(87)	(56)	(411)	(23.8)%	(890)	(554)	37.8%
Investment management and service fees	1,179	1,160	1,180	1,182	1,217	3.2%	3,731	3,579	(4.1)%
Other income	242	231	251	258	266	9.9%	797	775	(2.8)%
Total revenues	2,992	1,816	2,357	2,377	3,624	21.1%	10,828	8,358	(22.8)%

Benefits and other deductions
Policyholders’ benefits	629	696	730	684	693	10.2%	2,020	2,107	4.3%
Remeasurement of liability for future policy benefits	20	12	4	(7)	49	145.0%	54	46	—%
Change in market risk benefits and purchased market risk benefits	(491)	(1,136)	20	(975)	(817)	(66.4)%	(144)	(1,772)	—%
Interest credited to policyholders’ account balances	378	409	463	501	556	47.1%	1,001	1,520	51.8%
Compensation and benefits	568	519	583	566	593	4.4%	1,682	1,742	3.6%
Commissions and distribution related payments	368	383	380	393	405	10.1%	1,184	1,178	(0.5)%
Interest expense	51	53	61	55	55	7.8%	148	171	15.5%
Amortization of deferred policy acquisition costs	148	150	152	155	165	11.5%	436	472	8.3%
Other operating costs and expenses	496	572	423	466	450	(9.3)%	1,613	1,339	(17.0)%
Total benefits and other deductions	2,167	1,658	2,816	1,838	2,149	(0.8)%	7,994	6,803	(14.9)%

Income (loss) from operations, before income taxes	825	158	(459)	539	1,475	78.8%	2,834	1,555	(45.1)%
Income tax (expense) benefit	(177)	(20)	725	292	(340)	(92.1)%	(578)	677	217.1%
Net income (loss)	648	138	266	831	1,135	75.2%	2,256	2,232	(1.1)%
Less: net (income) loss attributable to the noncontrolling interest	(54)	(76)	(89)	(72)	(71)	(31.5)%	(165)	(232)	(40.6)%
Net income (loss) attributable to Holdings	$594	$62	$177	$759	$1,064	79.1%	$2,091	$2,000	(4.4)%
Less: Preferred stock dividends	(14)	(26)	(14)	(26)	(14)	—%	(54)	(54)	—%
Net income (loss) available to Holdings' common shareholders	$580	$36	$163	$733	$1,050	81.0%	$2,037	$1,946	(4.5)%

Adjustments related to:
Variable annuity product features	$(675)	$129	$861	$(65)	$(1,380)		$(2,322)	$(584)
Investment gains (losses), net	333	55	87	56	411		890	554
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	19	25	9	9	8		57	26
Other adjustments (1)	50	150	45	62	91		455	198
Income tax (expense) benefit related to above adjustments	58	(76)	(210)	(13)	183		194	(40)
Non-recurring tax items (2)	7	3	(605)	(367)	36		13	(936)
Non-GAAP Operating earnings (3)	$386	$348	$364	$441	$413		$1,378	$1,218

Notes:
(1) Includes certain gross legal expenses related to the cost of insurance litigation, and claims related to a commercial relationship of $0 million, $2 million, $35 million and $168 million for the three and nine months ended September 30, 2023 and 2022, respectively. Includes policyholder benefit costs of $75 million for the nine months ended September 30, 2022, stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market.
(2) For the three and nine months ended September 30, 2023, non-recurring tax items reflect primarily the effect of uncertain tax positions for a given audit period and an increase to the tax valuation allowance of $20 million and a decrease of $970 million.
(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

3Q 2023 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023

Assets
Total investments	$92,517	$93,097	$96,223	$97,722	$97,209
Cash and cash equivalents	4,139	4,281	5,018	7,693	6,096
Cash and securities segregated, at fair value	1,335	1,522	1,055	879	928
Broker-dealer related receivables	2,539	2,338	2,203	2,053	2,017
Deferred policy acquisition costs	6,322	6,369	6,419	6,512	6,599
Goodwill and other intangible assets, net	5,635	5,482	5,478	5,463	5,448
Amounts due from reinsurers	4,320	8,471	8,453	8,395	8,271
Current and deferred income taxes	2,207	781	1,294	1,726	2,035
Purchased market risk benefits	10,737	10,423	10,676	9,931	8,745
Other assets	4,678	4,033	3,629	3,391	3,945
Assets held-for-sale	—	562	671	566	681
Separate Accounts assets	109,622	114,853	119,752	123,898	117,577
Assets for market risk benefits	514	490	629	777	701
Total assets	$244,565	$252,702	$261,500	$269,006	$260,252

Liabilities
Policyholders’ account balances	$80,009	$83,866	$86,761	$91,595	$91,912
Liability for market risk benefits	15,569	15,766	15,061	13,642	13,011
Future policy benefits and other policyholders’ liabilities	16,305	16,603	16,738	16,786	16,647
Broker-dealer related payables	607	715	888	1,522	454
Customers related payables	3,361	3,323	2,595	2,526	2,321
Amounts due to reinsurers	1,348	1,533	1,428	1,404	1,424
Short-term debt	767	759	751	—	—
Long-term debt	3,321	3,322	3,819	3,819	3,820
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,165	1,150	1,169	1,484	1,541
Other liabilities	7,247	7,108	6,296	6,410	7,412
Liabilities held-for-sale	—	108	158	129	216
Separate Accounts liabilities	109,622	114,853	119,752	123,898	117,577
Total liabilities	239,321	249,106	255,416	263,215	256,335
Redeemable noncontrolling interest	354	455	613	531	636

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,562
Common stock	4	4	4	4	3
Additional paid-in capital	2,027	2,299	2,298	2,297	2,308
Treasury shares	(3,202)	(3,297)	(3,400)	(3,493)	(3,592)
Retained earnings	9,890	9,825	9,806	10,325	11,163
Accumulated other comprehensive income (loss)	(6,870)	(8,992)	(6,516)	(7,142)	(9,802)
Total equity attributable to Holdings	3,411	1,401	3,754	3,553	1,642
Noncontrolling interest	1,479	1,740	1,717	1,707	1,639
Total equity	4,890	3,141	5,471	5,260	3,281
Total liabilities, redeemable noncontrolling interest and equity	$244,565	$252,702	$261,500	$269,006	$260,252

3Q 2023 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	248	239	231	—	—
Current portion of Long-term debt	519	520	520	—	—
Total short-term debt	767	759	751	—	—

Total long-term debt	3,321	3,322	3,819	3,819	3,820

Total short-term and long-term debt: [A]	$4,088	$4,081	$4,570	$3,819	$3,820

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,562
Common stock	4	4	4	4	3
Additional paid-in capital	2,027	2,299	2,298	2,297	2,308
Treasury stock, at cost	(3,202)	(3,297)	(3,400)	(3,493)	(3,592)
Retained earnings	9,890	9,825	9,806	10,325	11,163
Accumulated other comprehensive income (loss)	(6,870)	(8,992)	(6,516)	(7,142)	(9,802)
Total equity attributable to Holdings	3,411	1,401	3,754	3,553	1,642
Noncontrolling interest	1,479	1,740	1,717	1,707	1,639
Total equity	$4,890	$3,141	$5,471	$5,260	$3,281

Total equity attributable to Holdings, (ex. AOCI): [B]	$10,281	$10,393	$10,270	$10,695	$11,444

Capital:
Total capitalization (2)	$7,251	$5,243	$8,093	$7,372	$5,462
Total capitalization (ex. AOCI): [A+B] (3)	$14,121	$14,235	$14,609	$14,514	$15,264

Debt to capital:
Debt to capital (ex. AOCI) (3)	27.2%	27.0%	29.7%	26.3%	25.0%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	376.8	370.0	365.0	359.1	350.2
Repurchases	(4.7)	(3.1)	(4.5)	(3.6)	(3.4)
Retirements	(2.3)	(1.9)	(2.8)	(5.3)	(4.9)
Issuances	0.2	—	1.3	0.1	0.1
Ending basic common shares outstanding	370.0	365.0	359.1	350.2	342.0
Total potentially dilutive shares	2.3	2.3	2.2	1.5	1.4
Ending common shares outstanding - maximum potential dilution	372.3	367.3	361.3	351.7	343.4
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

3Q 2023 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended September 30, 2023
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$169	$71	$—	$516	$—	$40	$70	$—	$866
Net investment income (loss)	438	128	(9)	260	4	59	178	20	1,078
Net derivative gains (losses)	(5)	—	9	7	—	—	5	6	22
Investment management, service fees and other income	91	68	1,034	39	386	99	4	(225)	1,496
Segment revenues	693	267	1,034	822	390	198	257	(199)	3,462
Benefits and other deductions
Policyholders’ benefits	20	—	—	512	—	53	114	—	699
Remeasurement of liability for future policy benefits	—	—	—	(16)	—	1	(1)	—	(16)
Interest credited to policyholders’ account balances	186	55	—	137	—	12	166	—	556
Commissions and distribution related payments	69	35	156	37	244	45	4	(185)	405
Amortization of deferred policy acquisition costs	102	14	—	30	—	16	3	—	165
Compensation and benefits, interest expense and financing fees and other operating costs and expense	51	31	658	81	93	20	108	(14)	1,028
Segment benefits and other deductions	428	135	814	781	337	147	394	(199)	2,837
Operating earnings (loss), before income taxes	265	132	220	41	53	51	(137)	—	625
Income Taxes	(55)	(27)	(36)	(7)	(13)	(10)	29	—	(119)
Operating earnings (loss), before noncontrolling interest	210	105	184	34	40	41	(108)	—	506
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(85)	—	—	—	(8)	—	(93)
Operating earnings (loss)	$210	$105	$99	$34	$40	$41	$(116)	$—	$413

	Three Months Ended September 30, 2022
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$158	$80	$—	$502	$—	$37	$86	$—	$863
Net investment income (loss)	283	160	(9)	236	1	65	124	24	884
Net derivative gains (losses)	(16)	(13)	15	(13)	—	—	10	4	(13)
Investment Management, service fees and other income	87	60	990	34	352	102	2	(212)	1,415
Segment revenues	512	287	996	759	353	204	222	(184)	3,149
Benefits and other deductions
Policyholders’ benefits	14	—	—	430	—	45	141	—	630
Remeasurement of liability for future policy benefits	(1)	—	—	22	—	(1)	(1)	—	19
Interest credited to policyholders’ account balances	85	79	—	130	—	13	71	—	378
Commissions and distribution related payments	54	33	152	31	231	42	3	(178)	368
Amortization of deferred policy acquisition costs	85	14	—	29	—	16	4	—	148
Compensation and benefits, interest expense and financing fees and other operating costs and expense	47	37	641	79	92	26	117	(6)	1,033
Segment benefits and other deductions	284	163	793	721	323	141	335	(184)	2,576
Operating earnings (loss), before income taxes	228	124	203	38	30	63	(113)	—	573
Income Taxes	(45)	(25)	(35)	(8)	(8)	(13)	22	—	(112)
Operating earnings (loss), before noncontrolling interest	183	99	168	30	22	50	(91)	—	461
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(75)	—	—	—	—	—	(75)
Operating earnings (loss)	$183	$99	$94	$30	$22	$50	$(92)	$—	$386

3Q 2023 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Nine Months Ended September 30, 2023
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$497	$201	$—	$1,560	$—	$118	$228	$—	$2,604
Net investment income (loss)	1,169	372	2	719	9	185	562	62	3,080
Net derivative gains (losses)	(15)	(1)	(2)	(11)	—	—	(6)	14	(21)
Investment Management, service fees and other income	277	199	3,043	105	1,134	304	16	(673)	4,405
Segment revenues	1,928	771	3,043	2,373	1,143	607	800	(597)	10,068
Benefits and other deductions
Policyholders’ benefits	63	—	—	1,531	—	160	359	—	2,113
Remeasurement of liability for future policy benefits	—	—	—	(12)	—	1	(8)	—	(19)
Interest credited to policyholders’ account balances	475	157	—	392	—	36	460	—	1,520
Commissions and distribution related payments	192	119	454	107	715	131	13	(553)	1,178
Amortization of deferred policy acquisition costs	283	44	—	89	—	48	8	—	472
Compensation and benefits, interest expense and financing fees and other operating costs and expense	141	89	1,942	238	278	57	330	(44)	3,031
Segment benefits and other deductions	1,154	409	2,396	2,345	993	433	1,162	(597)	8,295
Operating earnings (loss), before income taxes	774	362	647	28	150	174	(362)	—	1,773
Income Taxes	(130)	(61)	(96)	(5)	(36)	(28)	68	—	(288)
Operating earnings (loss), before noncontrolling interest	644	301	551	23	114	146	(294)	—	1,485
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(254)	—	—	—	(13)	—	(267)
Operating earnings (loss)	$644	$301	$297	$23	$114	$146	$(307)	$—	$1,218

	Nine Months Ended September 30, 2022
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$504	$257	$—	$1,507	$—	$109	$241	$—	$2,618
Net investment income (loss)	748	503	(58)	760	1	185	361	71	2,571
Net derivative gains (losses)	(34)	(27)	57	(18)	—	—	28	11	17
Investment Management, service fees and other income	272	187	3,135	108	1,096	324	15	(661)	4,476
Segment revenues	1,490	920	3,134	2,357	1,097	618	645	(579)	9,682
Benefits and other deductions
Policyholders’ benefits	45	—	—	1,376	—	119	411	—	1,951
Remeasurement of liability for future policy benefits	(2)	—	—	35	—	1	14	—	48
Interest credited to policyholders’ account balances	211	229	—	380	—	38	143	—	1,001
Commissions and distribution related payments	172	117	487	99	715	144	11	(561)	1,184
Amortization of deferred policy acquisition costs	247	44	—	87	—	49	9	—	436
Compensation and benefits, interest expense and financing fees and other operating costs and expense	118	97	1,939	212	276	59	385	(18)	3,068
Segment benefits and other deductions	791	487	2,426	2,189	991	410	973	(579)	7,688
Operating earnings (loss), before income taxes	699	433	708	168	106	208	(328)	—	1,994
Income Taxes	(127)	(79)	(121)	(31)	(28)	(38)	62	—	(362)
Operating earnings (loss), before noncontrolling interest	572	354	587	137	78	170	(266)	—	1,632
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(256)	—	—	—	2	—	(254)
Operating earnings (loss)	$572	$354	$331	$137	$78	$170	$(264)	$—	$1,378

3Q 2023 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023

Assets Under Management

AB AUM
Total AB	$612.7	$646.4	$675.9	$691.5	$669.0
Exclusion for General Account and other Affiliated Accounts	(66.8)	(66.8)	(69.3)	(73.7)	(69.8)
Exclusion for Separate Accounts	(36.1)	(38.2)	(39.5)	(41.0)	(39.3)
AB third party	$509.8	$541.4	$567.2	$576.8	$559.9

Total company AUM
AB third party	$509.8	$541.4	$567.2	$576.8	$559.9
General Account and other Affiliated Accounts (1) (3) (4)	96.7	97.4	101.2	105.4	103.3
Separate Accounts (2) (3) (4)	109.6	114.9	119.8	123.9	117.6
Total AUM	$716.1	$753.6	$788.1	$806.1	$780.8

Total Assets Under Administration (AUA) (5)	$68.4	$72.4	$75.6	$80.4	$79.4

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,129	4,258	4,124	4,101	4,141

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023, Separate Account and General Account AUM is inclusive of $11.7 billion, $58 million, $12.1 billion, $56 million, $12.3 billion, $54 million, $12.6 billion, $52 million, $11.7 billion and $51 million, respectively, Account Value ceded to Venerable. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-K.
(4) As of September 30, 2023 and December 31, 2022, Separate Account is exclusive of $5.9 billion and $5.6 billion & General Account AUM is exclusive of $3.7 billion and $3.9 billion, respectively, Account Value ceded to Global Atlantic. For additional information on the Global Atlantic transaction see MD&A - Executive Summary “Global Atlantic Reinsurance Transaction" within the 10-K.
(5) Includes Advisory and Brokerage AUA included in our Wealth Management segment.

3Q 2023 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Nine Months Ended
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	Change	9/30/2022	9/30/2023	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$2,975	$2,594	$2,843	$3,650	$3,804	27.9%	$8,769	$10,297	17.4%
Renewal premium and deposits	14	6	8	10	8	(41.1)%	37	26	(28.2)%
Total Gross Premiums	$2,989	$2,600	$2,851	$3,660	$3,812	27.5%	$8,806	$10,323	17.2%

Group Retirement
First year premiums and deposits	$371	$392	$323	$372	$343	(7.5)%	$1,726	$1,038	(39.8)%
Renewal premium and deposits	490	560	574	622	474	(3.3)%	1,770	1,670	(5.7)%
Total Gross Premiums	$861	$952	$897	$994	$817	(5.1)%	$3,496	$2,708	(22.5)%

Protection Solutions
First year premiums and deposits	$101	$108	$103	$107	$103	2.0%	$316	$313	(1.1)%
Renewal premium and deposits	668	668	683	662	653	(2.2)%	1,990	1,998	0.4%
Total Gross Premiums	$769	$776	$786	$769	$756	(1.7)%	$2,307	$2,311	0.2%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$1.9	$12.6	$3.0	$1.5	$4.3	126.3%	$19.5	$8.8	(54.9)%
Retail	13.8	14.2	16.8	16.5	16.9	22.5%	51.7	50.2	(2.9)%
Private Wealth	4.1	4.1	5.8	4.4	4.0	(2.4)%	13.4	14.2	6.0%
Firmwide Gross Sales	$19.8	$30.9	$25.6	$22.4	$25.2	27.3%	$84.6	$73.2	(13.5)%

Gross sales by investment service
Equity Active (3)	$8.0	$9.3	$8.5	$9.3	$10.3	28.8%	$36.7	$28.1	(23.4)%
Equity Passive (1) (3)	0.4	0.1	0.2	0.4	0.4	—%	1.6	1.0	(37.5)%
Fixed Income - Taxable (3)	6.1	8.3	11.1	7.6	7.6	24.6%	17.2	26.3	52.9%
Fixed Income - Tax-Exempt (3)	3.2	3.6	3.9	3.4	3.8	18.8%	12.4	11.1	(10.5)%
Fixed Income Passive (1) (3)	—	—	—	—	0.4	100.0%	(0.1)	0.4	500.0%
Alternatives/Multi-Asset Solutions (2) (3)	2.1	9.5	1.9	1.7	2.7	28.6%	16.8	6.3	(62.5)%
Firmwide Gross Sales	$19.8	$30.9	$25.6	$22.4	$25.2	27.3%	$84.6	$73.2	(13.5)%

Wealth Management
Sales by Product Type
Advisory	$2,114	$1,850	$2,316	$2,315	$2,369	12.0%	$7,239	$7,000	(3.3)%
Brokerage and Direct	805	907	1,099	1,172	1,272	58.0%	2,170	3,543	63.3%
Retirement, Premiums and Deposits	2,713	2,877	3,024	3,231	2,965	9.3%	7,870	9,220	17.2%
Total Sales	$5,632	$5,634	$6,439	$6,718	$6,606	17.3%	$17,278	$19,763	14.4%
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.
(3) AB line item does not cross foot for the nine months ended 2023 due to rounding.

3Q 2023 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

3Q 2023 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	Change	9/30/2022	9/30/2023	Change

Revenues
Policy charges, fee income and premiums	$158	$151	$163	$165	$169	7.0%	$504	$497	(1.4)%
Net investment income (loss)	283	308	340	391	438	54.8%	748	1,169	56.3%
Net derivative gains (losses)	(16)	(8)	(5)	(5)	(5)	68.8%	(34)	(15)	55.9%
Investment management, service fees and other income	87	87	90	96	91	4.6%	272	277	1.8%
Segment revenues	512	538	588	647	693	35.4%	1,490	1,928	29.4%

Benefits and other deductions
Policyholders’ benefits	14	11	24	19	20	42.9%	45	63	40.0%
Remeasurement of liability for future policy benefits	(1)	(1)	1	(1)	—	100.0%	(2)	—	100.0%
Interest credited to policyholders’ account balances	85	107	129	160	186	118.8%	211	475	125.1%
Commissions and distribution-related payments	54	63	60	63	69	27.8%	172	192	11.6%
Amortization of deferred policy acquisition costs	85	87	89	92	102	20.0%	247	283	14.6%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	47	47	47	43	51	6.4%	118	141	18.6%
Segment benefits and other deductions	284	314	350	376	428	50.7%	791	1,154	45.9%

Operating earnings (loss), before income taxes	228	224	238	271	265	16.2%	699	774	10.7%
Income taxes	(45)	(34)	(38)	(37)	(55)	(22.2)%	(127)	(130)	(2.4)%
Operating earnings (loss), before noncontrolling interest	183	190	200	234	210	14.8%	572	644	12.6%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$183	$190	$200	$234	$210	14.8%	$572	$644	12.6%

Summary Metrics

Operating earnings (loss) - TTM:	N/A	$762	$759	$807	$834	(9.6)%	N/A	$834	(9.6)%

Average Account Value (TTM)	$75,911	$73,823	$73,620	$76,656	$80,031	5.4%	$75,911	$80,031	5.4%

Return on assets (TTM)	N/A	1.25%	1.25%	1.25%	1.25%		N/A	1.25%

Net flows	$1,262	$840	$932	$1,501	$1,663	31.8%	$3,093	$4,096	32.4%

First year premiums and deposits	$2,975	$2,594	$2,843	$3,650	$3,804	27.9%	$8,769	$10,297	17.4%

In-force Policy Count by Product (in thousands):	583	587	590	596	604		583	604

3Q 2023 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	9/30/2022	9/30/2023

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$2,038	$1,806	$1,997	$2,626	$2,847	$6,147	$7,470
SCS Income	204	186	243	258	214	395	715
Retirement Cornerstone	421	334	300	511	518	1,292	1,329
Investment Edge	271	235	253	216	190	801	659
Other	41	33	50	39	35	134	124
Total First Year Premiums and Deposits	$2,975	$2,594	$2,843	$3,650	$3,804	$8,769	$10,297

Account Values
General Account:
Balance as of beginning of period	$34,614	$34,562	$37,822	$41,166	$45,304	$36,709	$37,822
Gross premiums and deposits (1)	2,147	1,942	2,172	2,752	2,951	6,161	7,875
Surrenders, withdrawals and benefits	(723)	(764)	(870)	(955)	(972)	(2,428)	(2,797)
Net flows	1,424	1,178	1,302	1,797	1,979	3,733	5,078
Investment performance, interest credited and policy charges	(1,476)	2,082	2,039	2,341	(951)	(5,880)	3,429
Balance as of end of period	$34,562	$37,822	$41,166	$45,304	$46,332	$34,562	$46,332
Separate Accounts:
Balance as of beginning of period	$37,137	$35,091	$36,455	$37,634	$38,589	$45,920	$36,455
Gross premiums and deposits (1)	872	669	699	923	881	2,716	2,502
Surrenders, withdrawals and benefits	(1,034)	(1,007)	(1,069)	(1,219)	(1,197)	(3,356)	(3,484)
Net flows	(162)	(338)	(370)	(296)	(316)	(640)	(982)
Investment performance, interest credited and policy charges	(1,884)	1,702	1,545	1,251	(1,453)	(10,189)	1,343
Balance as of end of period	$35,091	$36,455	$37,634	$38,589	$36,820	$35,091	$36,820
Total:
Balance as of beginning of period	$71,751	$69,653	$74,277	$78,800	$83,893	$82,629	$74,277
Gross premiums and deposits (1)	3,019	2,611	2,871	3,675	3,832	8,877	10,377
Surrenders, withdrawals and benefits	(1,757)	(1,771)	(1,939)	(2,174)	(2,169)	(5,784)	(6,281)
Net flows	1,262	840	932	1,501	1,663	3,093	4,096
Investment performance, interest credited and policy charges	(3,360)	3,784	3,584	3,592	(2,404)	(16,069)	4,772
Other	—	—	7	—	—	—	7
Balance as of end of period	$69,653	$74,277	$78,800	$83,893	$83,152	$69,653	$83,152

Net Amount at Risk (NAR)
Total GMIB NAR	$18	$18	$7	$12	$10	$18	$10
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$4,804	$4,248	$3,458	$3,294	$3,755	$4,804	$3,755
MRB Reserves (Net of Reinsurance)	$459	$588	$367	$168	$354	$459	$354
Notes:
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

3Q 2023 Financial Supplement	14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	Change	9/30/2022	9/30/2023	Change

Revenues
Policy charges, fee income and premiums	$80	$61	$64	$66	$71	(11.3)%	$257	$201	(21.8)%
Net investment income (loss)	160	121	112	132	128	(20.0)%	503	372	(26.0)%
Net derivative gains (losses)	(13)	(3)	(1)	—	—	100.0%	(27)	(1)	96.3%
Investment management, service fees and other income	60	59	62	69	68	13.3%	187	199	6.4%
Segment revenues	287	238	237	267	267	(7.0)%	920	771	(16.2)%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	79	52	50	52	55	(30.4)%	229	157	(31.4)%
Commissions and distribution-related payments	33	37	37	47	35	6.1%	117	119	1.7%
Amortization of deferred policy acquisition costs	14	15	15	15	14	—%	44	44	—%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	37	27	29	29	31	(16.2)%	97	89	(7.3)%
Segment benefits and other deductions	163	131	131	143	135	(17.2)%	487	409	(16.0)%

Operating earnings (loss), before income taxes	124	107	106	124	132	6.5%	433	362	(16.4)%
Income taxes	(25)	(15)	(17)	(17)	(27)	(8.0)%	(79)	(61)	22.8%
Operating earnings (loss), before noncontrolling interest	99	92	89	107	105	6.1%	354	301	(15.0)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$99	$92	$89	$107	$105	6.1%	$354	$301	(15.0)%

Summary Metrics

Operating earnings (loss) - TTM:	N/A	$446	$391	$387	$393	(16.6)	N/A	$393	(16.6)%

Average Account Value (TTM)	$43,680	$39,729	$36,612	$35,067	$33,601	(23.1)%	$43,680	$33,601	(23.1)%

Return on assets (TTM)	N/A	1.36%	1.29%	1.31%	1.40%		N/A	1.40%

Net flows (1)	$(57)	$24	$30	$(66)	$(175)	(207.0)%	$610	$(211)	(134.6)%

Gross premiums and deposits	$861	$952	$897	$994	$817	(5.1)%	$3,496	$2,708	(22.5)%

Notes:
(1) For the three months ended March 31, 2023, three months ended June 30, 2023, three months ended September 30, 2023, and nine months ended September 30, 2023 net outflows of $180 million, $140 million, $172 million, and $492 million are excluded as these amounts are related to ceded AV to Global Atlantic.

3Q 2023 Financial Supplement	15

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	9/30/2022	9/30/2023

Sales Metrics
Gross premiums and deposits:
First-year premiums and deposits	$371	$392	$323	$372	$343	$1,726	$1,038
Renewal premiums and deposits	490	560	574	622	474	1,770	1,670
Group Retirement premiums and deposits	$861	$952	$897	$994	$817	$3,496	$2,708

Gross premiums and deposits by market:
Tax-exempt	$293	$258	$211	$275	$259	$743	$745
Corporate	69	103	84	70	53	220	207
Institutional	3	25	25	23	27	747	75
Other	6	6	3	4	4	16	11
Total first year premiums and deposits	371	392	323	372	343	1,726	1,038
Tax-exempt	364	435	428	494	352	1,350	1,274
Corporate	93	87	105	88	94	290	287
Institutional	—	—	—	—	—	—	—
Other	33	38	41	40	28	130	109
Total renewal premiums and deposits	490	560	574	622	474	1,770	1,670
Group Retirement premiums and deposits by market	$861	$952	$897	$994	$817	$3,496	$2,708

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$13,240	$13,234	$9,175	$9,133	$9,101	$13,046	$9,175
Gross premiums and deposits	242	239	201	242	198	870	641
Surrenders, withdrawals and benefits	(304)	(333)	(331)	(352)	(326)	(830)	(1,009)
Net flows (1)	(62)	(94)	(130)	(110)	(128)	40	(368)
Investment performance, interest credited and policy charges (1)	56	87	80	78	43	148	201
Ceded to Global Atlantic (2)	—	(4,052)	—	—	—	—	—
Other (3)	—	—	8	—	—	—	8
Balance as of end of period	$13,234	$9,175	$9,133	$9,101	$9,016	$13,234	$9,016

Separate Accounts and Mutual Funds
Balance as of beginning of period	$27,927	$26,476	$22,830	$24,434	$25,884	$34,763	$22,830
Gross premiums and deposits	619	713	697	751	620	2,626	2,068
Surrenders, withdrawals and benefits	(614)	(595)	(537)	(707)	(667)	(2,056)	(1,911)
Net flows (1)	5	118	160	44	(47)	570	157
Investment performance, interest credited and policy charges (1)	(1,456)	1,547	1,422	1,406	(1,004)	(8,857)	1,824
Ceded to Global Atlantic (2)	—	(5,311)	—	—	—	—	—
Other (3)	—	—	22	—	—	—	22
Balance as of end of period	$26,476	$22,830	$24,434	$25,884	$24,833	$26,476	$24,833

Total:
Balance as of beginning of period	$41,167	$39,710	$32,005	$33,567	$34,985	$47,809	$32,005
Gross premiums and deposits	861	952	898	993	818	3,496	2,709
Surrenders, withdrawals and benefits	(918)	(928)	(868)	(1,059)	(993)	(2,886)	(2,920)
Net flows (1)	(57)	24	30	(66)	(175)	610	(211)
Investment performance, interest credited and policy charges (1)	(1,400)	1,634	1,502	1,484	(961)	(8,709)	2,025
Ceded to Global Atlantic (2)	—	(9,363)	—	—	—	—	—
Other (3)	—	—	30	—	—	—	30
Balance as of end of period	$39,710	$32,005	$33,567	$34,985	$33,849	$39,710	$33,849
Notes:

3Q 2023 Financial Supplement	16

(1) For the three and nine months ended September 30, 2023, net outflows of $172 million and $492 million and investment performance, interest credited and policy charges of $275 million and $474 million, respectively, are excluded as these amounts are related to ceded AV to Global Atlantic.

(2) Effective October 3, 2022, AV excludes activity related to ceded AV to Global Atlantic. In addition, roll-forward reflects the AV ceded to Global Atlantic as of the transaction date.
(3) For the three months ended March 31, 2023 and nine months ended September 30, 2023, amounts reflect a total special payment applied to the accounts of active clients as part of a previously disclosed settlement agreement between Equitable Financial and the SEC.

3Q 2023 Financial Supplement	17

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	Change	9/30/2022	9/30/2023	Change

Revenues
Net investment income (loss)	$(9)	$15	$9	$2	$(9)	—%	$(58)	$2	103.4%
Net derivative gains (losses)	15	(16)	(10)	(1)	9	(40.0)%	57	(2)	(103.5)%
Investment management, service fees and other income	990	972	1,010	999	1,034	4.4%	3,135	3,043	(2.9)%
Segment revenues	996	971	1,009	1,000	1,034	3.8%	3,134	3,043	(2.9)%

Benefits and other deductions
Commissions and distribution-related payments	152	143	148	150	156	2.6%	487	454	(6.8)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	641	598	637	647	658	0.5%	1,939	1,942	(1.6)%
Total benefits and other deductions	793	741	785	797	814	2.6%	2,426	2,396	(1.2)%

Operating earnings (loss), before income taxes	203	230	224	203	220	8.4%	708	647	(8.6)%
Income taxes	(35)	(41)	(36)	(24)	(36)	(2.9)%	(121)	(96)	20.7%
Operating earnings (loss), before noncontrolling interest	168	189	188	179	184	9.5%	587	551	(6.1)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(75)	(95)	(89)	(80)	(85)	(13.3)%	(256)	(254)	0.8%
Operating earnings (loss)	$94	$94	$99	$99	$99	5.3%	$331	$297	(10.3)%

Summary Metrics

Adjusted operating margin (1)	25.8%	30.0%	28.7%	27.0%	28.0%		29.9%	27.9%

Net flows (in billions USD)	$(10.5)	$(1.9)	$0.8	$(4.0)	$(1.9)		$(1.8)	$(5.2)

Total AUM (in billions USD)	$612.7	$646.4	$675.9	$691.5	$669.0		$612.7	$669.0

Ownership Structure of AB

Holdings and its subsidiaries	62.8%	59.9%	60.0%	59.9%	60.3%		62.8%	60.3%
AB Holding	36.5%	39.4%	39.3%	39.3%	39.0%		36.5%	39.0%
Unaffiliated holders	0.7%	0.7%	0.7%	0.8%	0.7%		0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	64.3%	61.3%	61.4%	61.4%	61.7%		64.3%	61.7%
EQH average economic interest	64.3%	62.4%	61.4%	61.4%	61.5%		64.5%	61.4%

Units of limited partnership outstanding (in millions)	272.6	286.0	285.7	285.7	284.0		272.6	284.0
Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein. During the second quarter of 2023, AB revised adjusted operating income to exclude interest on borrowings. We have recast prior periods presentation to align with the current period presentation.

3Q 2023 Financial Supplement	18

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023

AUM Roll-forward
Balance as of beginning of period	$646.8	$612.7	$646.4	$675.9	$691.5
Sales/new accounts	19.8	30.9	25.6	22.4	25.2
Redemptions/terminations	(24.9)	(23.2)	(20.6)	(23.1)	(20.3)
Cash flow/unreinvested dividends	(5.4)	(9.6)	(4.2)	(3.3)	(6.8)
Net long-term (outflows) inflows	(10.5)	(1.9)	0.8	(4.0)	(1.9)
Acquisition	12.2	—	—	—	—
Market appreciation (depreciation)	(35.8)	35.6	28.7	19.6	(20.6)
Net change	(34.1)	33.7	29.5	15.6	(22.5)
Balance as of end of period	$612.7	$646.4	$675.9	$691.5	$669.0

Ending Assets by distribution channel
Institutions	$279.4	$297.3	$306.6	$309.2	$296.9
Retail	232.3	242.9	256.7	266.6	259.2
Private Wealth	101.0	106.2	112.6	115.7	112.9
Total	$612.7	$646.4	$675.9	$691.5	$669.0

Ending Assets by investment service
Equity
Actively Managed	$202.9	$217.9	$229.1	$235.9	$226.8
Passively Managed (1)	52.1	53.8	56.6	60.5	56.0
Total Equity	$255.0	$271.7	$285.7	$296.4	$282.8
Fixed Income
Actively Managed	$239.1	$242.8	$253.7	$258.4	$250.6
Passively Managed (1)	9.5	9.4	9.5	9.4	9.4
Total Fixed Income	248.6	252.2	263.2	267.8	260.0
Total Alternatives/Multi-Asset Solutions (2)	109.1	122.5	127.0	127.3	126.2
Total	$612.7	$646.4	$675.9	$691.5	$669.0

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

3Q 2023 Financial Supplement	19

Investment Management and Research - Net Flows
	For the Three Months Ended					Nine Months Ended or As of
(in billions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	9/30/2022	9/30/2023
Net Flows by Distribution Channel
Institutions
US	$(0.6)	$(2.2)	$—	$4.0	$(1.6)	$0.4	$2.4
Global and Non-US	(5.7)	3.9	(2.7)	(7.2)	(1.9)	4.2	(11.8)
Total Institutions	$(6.3)	$1.7	$(2.7)	$(3.2)	$(3.5)	$4.6	$(9.4)
Retail
US	$(0.3)	$(0.7)	$—	$(1.0)	$2.5	$6.2	$1.5
Global and Non-US	(4.7)	(2.7)	1.6	0.3	(0.9)	(14.4)	1.0
Total Retail	$(5.0)	$(3.4)	$1.6	$(0.7)	$1.6	$(8.2)	$2.5
Private Wealth
US	$0.5	$0.1	$2.0	$0.3	$0.1	$0.7	$2.4
Global and Non-US	0.3	(0.3)	(0.1)	(0.4)	(0.1)	1.1	(0.7)
Total Private Wealth	$0.8	$(0.2)	$1.9	$(0.1)	$—	$1.8	$1.7
Total Net Flows by Distribution Channel	$(10.5)	$(1.9)	$0.8	$(4.0)	$(1.9)	$(1.8)	$(5.2)
Net Flows by Investment Service
Equity Active
US	$(0.3)	$—	$(1.4)	$(3.0)	$1.4	$5.2	$(3.0)
Global and Non-US	(4.7)	(2.6)	(2.0)	(3.8)	(1.6)	(5.3)	(7.5)
Total Equity Active	$(5.0)	$(2.6)	$(3.4)	$(6.8)	$(0.2)	$(0.1)	$(10.5)
Equity Passive (1)
US	$(0.2)	$(2.0)	$(0.6)	$—	$(2.6)	$(0.4)	$(3.2)
Global and Non-US	(0.7)	(0.3)	(0.2)	(0.3)	0.2	(2.6)	(0.3)
Total Equity Passive (1)	$(0.9)	$(2.3)	$(0.8)	$(0.3)	$(2.4)	$(3.0)	$(3.5)
Fixed Income - Taxable
US	$(0.1)	$(0.2)	$2.5	$5.4	$0.2	$(1.1)	$8.1
Global and Non-US	(3.5)	(3.8)	1.0	(0.5)	(2.6)	(12.9)	(2.1)
Total Fixed Income - Taxable	$(3.6)	$(4.0)	$3.5	$4.9	$(2.4)	$(14.0)	$6.0
Fixed Income - Tax-Exempt
US	$—	$(1.0)	$1.6	$0.9	$1.3	$1.7	$3.8
Global and Non-US	—	(0.1)	—	—	—	0.1	—
Total Fixed Income - Tax-Exempt	$—	$(1.1)	$1.6	$0.9	$1.3	$1.8	$3.8
Fixed Income - Passive (1)
US	$(0.2)	$(0.3)	$(0.1)	$(0.1)	$0.5	$0.1	$0.3
Global and Non-US	(1.9)	—	(0.1)	0.2	(0.1)	(1.1)	—
Total Fixed Income - Passive (1)	$(2.1)	$(0.3)	$(0.2)	$0.1	$0.4	$(1.0)	$0.3
Alternatives/Multi-Asset Solutions (2)
US	$0.4	$0.7	$—	$0.1	$0.2	$1.8	$0.3
Global and Non-US	0.7	7.7	0.1	(2.9)	1.2	12.7	(1.6)
Total Alternatives/Multi-Asset Solutions (2)	$1.1	$8.4	$0.1	$(2.8)	$1.4	$14.5	$(1.3)
Total Net Flows by Investment Service	$(10.5)	$(1.9)	$0.8	$(4.0)	$(1.9)	$(1.8)	$(5.2)
Active vs. Passive Net Flows
Actively Managed
Equity	$(5.0)	$(2.6)	$(3.4)	$(6.8)	$(0.2)	$(0.1)	$(10.5)
Fixed Income	(3.6)	(5.1)	5.1	5.8	(1.1)	(12.2)	9.8
Alternatives/Multi-Asset Solutions (2)	0.8	7.6	0.1	(3.0)	1.2	13.3	(1.7)
Total	$(7.8)	$(0.1)	$1.8	$(4.0)	$(0.1)	$1.0	$(2.4)
Passively Managed (1)
Equity	$(0.9)	$(2.3)	$(0.8)	$(0.3)	$(2.4)	$(3.0)	$(3.5)
Fixed Income	(2.1)	(0.3)	(0.2)	0.1	0.4	(1.0)	0.3
Alternatives/Multi-Asset Solutions (2)	0.3	0.8	—	0.2	0.2	1.2	0.4
Total	$(2.7)	$(1.8)	$(1.0)	$—	$(1.8)	$(2.8)	$(2.8)
Total Active vs Passive Net Flows	$(10.5)	$(1.9)	$0.8	$(4.0)	$(1.9)	$(1.8)	$(5.2)
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

3Q 2023 Financial Supplement	20

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	Change	9/30/2022	9/30/2023	Change

Revenues
Policy charges, fee income and premiums	$502	$511	$520	$524	$516	2.8%	$1,507	$1,560	3.5%
Net investment income (loss)	236	221	217	242	260	10.2%	760	719	(5.4)%
Net derivative gains (losses)	(13)	(2)	(2)	(16)	7	153.8%	(18)	(11)	38.9%
Investment management, service fees and other income	34	33	32	34	39	14.7%	108	105	(2.8)%
Segment revenues	759	763	767	784	822	8.3%	2,357	2,373	0.7%

Benefits and other deductions
Policyholders’ benefits	430	520	535	484	512	19.1%	1,376	1,531	11.3%
Remeasurement of liability for future policy benefits	22	12	6	(2)	(16)	(172.7)%	35	(12)	(134.3)%
Interest credited to policyholders’ account balances	130	131	125	130	137	5.4%	380	392	3.2%
Commissions and distribution-related payments	31	43	34	36	37	19.4%	99	107	8.1%
Amortization of deferred policy acquisition costs	29	30	29	30	30	3.4%	87	89	2.3%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	79	78	80	77	81	—%	212	238	11.3%
Segment benefits and other deductions	721	814	809	755	781	8.3%	2,189	2,345	7.1%

Operating earnings (loss), before income taxes	38	(51)	(42)	29	41	7.9%	168	28	(83.3)%
Income taxes	(8)	11	7	(5)	(7)	12.5%	(31)	(5)	83.9%
Operating earnings (loss), before noncontrolling interest	30	(40)	(35)	24	34	13.3%	137	23	(83.2)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(1)	—	—	—	—%	—	—	—%
Operating earnings (loss)	$30	$(41)	$(35)	$24	$34	13.3%	$137	$23	(83.2)%

Summary Metrics

Operating earnings (loss) - TTM:	N/A	$97	$65	$(21)	$(18)	(109.4)%	N/A	$(18)	(109.4)%

Benefit ratio	73.8%	85.3%	86.0%	78.3%	79.0%		74.5%	81.0%

Gross written premiums	$769	$776	$786	$769	$756	(1.7)%	$2,307	$2,311	0.2%

Annualized premiums	$74	$74	$76	$78	$79	7.3%	$218	$233	7.0%

Total in-force face amount (in billions USD) (1)	$418.3	$417.0	$415.5	$414.7	$413.2	(1.2)%	$418.3	$413.2	(1.2)%

Notes:
(1) Total in-force face amount presented on a gross basis including ceded policies.

3Q 2023 Financial Supplement	21

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	9/30/2022	9/30/2023

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	4	5	2	3	4	14	9
Variable Universal Life	71	77	72	76	72	232	220
Term	3	3	3	3	3	10	9
Employee Benefits	23	22	26	25	24	60	75
Other (1)	—	1	—	—	—	—	—
Total	$101	$108	$103	$107	$103	$316	$313

Renewals by Product Line:
Universal Life	$207	$179	$188	$179	$187	$584	$554
Indexed Universal Life	74	74	76	73	71	231	220
Variable Universal Life	244	257	258	251	236	732	745
Term	90	96	94	89	88	278	271
Employee Benefits	49	57	63	66	68	154	197
Other (1)	4	5	4	4	3	12	11
Total	668	668	683	662	653	1,990	1,998
Total Gross Premiums	$769	$776	$786	$769	$756	$2,307	$2,311

In-force Metrics
In-force Face Amount by Product (2) (in billions USD):
Universal Life (3)	$43.7	$43.1	$42.5	$42.0	$41.5	$43.7	$41.5
Indexed Universal Life	27.6	27.5	27.3	27.2	27.1	27.6	27.1
Variable Universal Life (4)	132.8	133.4	133.9	134.8	135.4	132.8	135.4
Term	213.0	211.9	210.5	209.6	208.1	213.0	208.1
Whole Life	1.2	1.1	1.2	1.1	1.1	1.2	1.1
Total	$418.3	$417.0	$415.5	$414.7	$413.2	$418.3	$413.2

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	130	129	127	125	123	130	123
Indexed Universal Life	64	64	64	63	63	64	63
Variable Universal Life (4)	293	293	292	292	292	293	292
Term	259	256	253	251	248	259	248
Whole Life	16	15	15	15	15	16	15
Total	762	757	751	746	741	762	741

Protection Solutions Reserves
General Account	$18,243	$18,208	$18,137	$18,071	$17,949	$18,243	$17,949
Separate Accounts	12,783	13,634	14,562	15,401	14,782	12,783	14,782
Total	$31,026	$31,842	$32,699	$33,472	$32,731	$31,026	$32,731

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

3Q 2023 Financial Supplement	22

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	Change	9/30/2022	9/30/2023	Change

Revenues
Net investment income (loss)	$1	$1	$2	$3	$4	300.0%	$1	$9	800.0%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	352	348	360	388	386	9.7%	1,096	1,134	3.5%
Segment revenues	353	349	362	391	390	10.5%	1,097	1,143	4.2%

Benefits and other deductions
Commissions and distribution-related payments	231	225	228	243	244	5.6%	715	715	—%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	92	94	91	94	93	1.1%	276	278	0.7%
Segment benefits and other deductions	323	319	319	337	337	4.3%	991	993	0.2%

Operating earnings (loss), before income taxes	30	30	43	54	53	76.7%	106	150	41.5%
Income taxes	(8)	(7)	(11)	(12)	(13)	(62.5)%	(28)	(36)	(28.6)%
Operating earnings (loss), before noncontrolling interest	22	23	32	42	40	81.8%	78	114	46.2%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$22	$23	$32	$42	$40	81.8%	$78	$114	46.2%
						1.2824427480916			1.2824427480916
Revenue by Activity Type

Investment management, service fees and other income :
Investment management and advisory fees	$125	$120	$127	$134	$141	13.0%	$399	$402	0.8%
Distribution fees	219	213	218	239	229	4.6%	679	685	0.8%
Interest income	5	8	11	13	13	184.9%	7	37	469.2%
Service and other income	3	6	4	3	3	(10.3)%	12	10	(14.6)%

Total Investment management, service fees and other income	$351	$347	$360	$388	$386	9.8%	$1,096	$1,134	3.4%
Summary Metrics
Pre-tax operating margin	8.50%	8.60%	11.88%	13.81%	13.59%		9.66%	13.12%

Net flows	$1,117	$575	$1,418	$1,345	$1,560	39.7%	$3,937	$4,323	9.8%

Total AUA	$68,393	$72,406	$75,640	$80,421	$79,359	16.0%	$68,393	$79,359	16.0%

3Q 2023 Financial Supplement	23

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	9/30/2022	9/30/2023

AUA Roll-forward
Advisory assets :
Beginning assets	$43,994	$42,645	$45,544	$47,844	$50,862	$50,575	$45,544
Net flows	809	186	828	697	909	3,328	2,434
Market appreciation (depreciation) and other	(2,157)	2,713	1,473	2,321	(1,654)	(11,257)	2,140
Total advisory ending assets	$42,645	$45,544	$47,845	$50,862	$50,118	$42,645	$50,118

Brokerage and direct assets	$25,748	$26,862	$27,796	$29,559	$29,241	$25,748	$29,241

Total Wealth Management assets
Beginning assets	$70,411	$68,393	$72,406	$75,640	$80,421	$82,794	$72,406
Net flows	1,117	575	1,418	1,345	1,560	3,937	4,323
Market appreciation (depreciation) and other	(3,135)	3,437	1,816	3,436	(2,622)	(18,338)	2,630
Total Wealth Management ending assets	$68,393	$72,406	$75,640	$80,421	$79,359	$68,393	$79,359

Cash balances	$3,672	$3,566	$3,200	$2,926	$2,771	$3,672	$2,771

Advisors
Advisors	4,129	4,258	4,124	4,101	4,141	4,129	4,141
Revenue per advisor TTM (in thousands USD)	N/A	N/A	$343	$350	$359	N/A	$359

Sales by Product Type
Advisory	$2,114	$1,850	$2,316	$2,315	$2,369	$7,239	$7,000
Brokerage and direct	805	907	1,099	1,172	1,272	2,170	3,543
Retirement, premiums and deposits	2,713	2,877	3,024	3,231	2,965	7,870	9,220
Total sales	$5,632	$5,634	$6,439	$6,718	$6,606	$17,278	$19,763

3Q 2023 Financial Supplement	24

Legacy - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	Change	9/30/2022	9/30/2023	Change

Revenues
Policy charges, fee income and premiums	$37	$30	$34	$44	$40	8.1%	$109	$118	8.3%
Net investment income (loss)	65	67	66	60	59	(9.2)%	185	185	—%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	102	104	106	99	99	(2.9)%	324	304	(6.2)%
Segment revenues	204	201	206	203	198	(2.9)%	618	607	(1.8)%

Benefits and other deductions
Policyholders’ benefits	45	48	46	61	53	17.8%	119	160	34.5%
Remeasurement of liability for future policy benefits	(1)	(1)	—	—	1	200.0%	1	1	—%
Interest credited to policyholders’ account balances	13	11	12	12	12	(7.7)%	38	36	(5.3)%
Commissions and distribution-related payments	42	43	43	43	45	7.1%	144	131	(9.0)%
Amortization of deferred policy acquisition costs	16	16	16	16	16	—%	49	48	(2.0)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	26	7	18	19	20	(23.1)%	59	57	(3.4)%
Segment benefits and other deductions	141	124	135	151	147	4.3%	410	433	5.6%

Operating earnings (loss), before income taxes	63	77	71	52	51	(19.0)%	208	174	(16.3)%
Income taxes	(13)	(12)	(11)	(7)	(10)	23.1%	(38)	(28)	26.3%
Operating earnings (loss), before noncontrolling interest	50	65	60	45	41	(18.0)%	170	146	(14.1)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$50	$65	$60	$45	$41	(18.0)%	$170	$146	(14.1)%

Summary Metrics

Operating earnings (loss) - TTM:	N/A	$235	$232	$220	$211	N/A	N/A	$211	N/A

Average Account Value (TTM)	$24,854	$22,905	$21,721	$21,686	$21,696	N/A	$24,854	$21,696	N/A

Return on assets (TTM)	N/A	1.24%	1.29%	1.21%	1.16%		N/A	1.16%

Net flows (1)	$(499)	$(589)	$(523)	$(569)	$(554)	(11.0)%	$(1,643)	$(1,646)	(0.2)%

In-force Policy Count by Product (in thousands) (2):	303	299	293	287	281		303	281

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and for the nine months ended September 30, 2022 and 2023 were $(312) million, $(292) million, $(292) million, $(269) million, $(263) million, $(840) million and $(824) million, respectively.
(2) As of September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023, In-force Policy Count by Product presented on a gross basis includes 101 thousand, 99 thousand, 98 thousand, 96 thousand and 94 thousand ceded policies, respectively, related to the Venerable transaction.

3Q 2023 Financial Supplement	25

Legacy - Select Operating Metrics
	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	9/30/2022	9/30/2023

Account Values
General Account:
Balance as of beginning of period	$960	$947	$925	$905	$887	$988	$925
Net flows (1)	(20)	(27)	(26)	(24)	(18)	(60)	(68)
Investment performance, interest credited and policy charges (2)	7	5	6	6	7	19	19
Ceded to Venerable	—	—	—	—	—	—	—
Balance as of end of period	$947	$925	$905	$887	$876	$947	$876
Separate Accounts:
Balance as of beginning of period	$21,553	$19,922	$20,557	$21,115	$21,485	$28,287	$20,557
Net flows (1)	(479)	(562)	(497)	(545)	(536)	(1,583)	(1,578)
Investment performance, interest credited and policy charges (2)	(1,152)	1,197	1,055	915	(916)	(6,782)	1,054
Ceded to Venerable	—	—	—	—	—	—	—
Balance as of end of period	$19,922	$20,557	$21,115	$21,485	$20,033	$19,922	$20,033
Total:
Balance as of beginning of period	$22,513	$20,869	$21,482	$22,020	$22,372	$29,275	$21,482
Net flows (1)	(499)	(589)	(523)	(569)	(554)	(1,643)	(1,646)
Investment performance, interest credited and policy charges (2)	(1,145)	1,202	1,061	921	(909)	(6,763)	1,073
Ceded to Venerable	—	—	—	—	—	—	—
Balance as of end of period	$20,869	$21,482	$22,020	$22,372	$20,909	$20,869	$20,909
Net Amount at Risk (NAR)
Total GMIB NAR (3)	$3,535	$3,211	$3,135	$2,992	$2,767	$3,535	$2,767
Total GMDB NAR (3)	$12,207	$11,428	$10,696	$10,082	$10,690	$12,207	$10,690
MRB Reserves (Net of Reinsurance)	$3,877	$4,287	$3,414	$2,797	$3,243	$3,877	$3,243

Notes:
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and for the nine months ended September 30, 2022 and 2023 were $(312) million, $(292) million, $(292) million, $(269) million, $(263) million, $(840) million and $(824) million, respectively.
(2) Investment performance, interest credited and policy charges of $(721) million, $689 million, $575 million, 508 million, $(586) million, $(4.1) billion, and $497 million for the three months ended September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and for the nine months ended September 30, 2022 and 2023, respectively, are not included as it excludes activity related to ceded AV to Venerable.
(3) Balance for the three months ended March 31, 2023 was revised from previously filed financial statement supplement.

3Q 2023 Financial Supplement	26

Investments

3Q 2023 Financial Supplement	27

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2022		September 30, 2023
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$63,361	65.1%	$63,470	61.4%
Fixed maturities, at fair value using the fair value option	1,508	1.5%	1,634	1.6%
Mortgage loans on real estate	16,481	16.9%	17,655	17.1%
Policy loans	4,033	4.1%	4,089	4.0%
Other equity investments	3,152	3.2%	3,272	3.2%
Other invested assets	3,885	4.0%	6,080	5.9%
Subtotal investment assets	92,420	94.9%	96,200	93.1%
Trading securities	677	0.7%	1,009	1.0%
Total investments	93,097	95.6%	97,209	94.1%
Cash and cash equivalents	4,281	4.4%	6,096	5.9%
Total	$97,378	100.0%	$103,305	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$13,537	18.7%	$13,792	18.7%
Manufacturing	11,797	16.3%	11,458	15.5%
Utilities	6,808	9.4%	6,786	9.2%
Services	8,299	11.5%	8,339	11.3%
Energy	3,740	5.2%	3,836	5.2%
Retail and wholesale	3,394	4.7%	3,419	4.6%
Transportation	2,277	3.2%	2,459	3.3%
Other	124	0.2%	132	0.2%
Total corporate securities	49,976	69.2%	50,221	68.1%
U.S. government and agency	7,054	9.8%	5,744	7.8%
Residential mortgage-backed (2)	908	1.3%	1,791	2.4%
Preferred stock	41	0.1%	41	0.1%
State & municipal	609	0.8%	615	0.8%
Foreign governments	985	1.4%	821	1.1%
Commercial mortgage-backed	3,823	5.3%	4,051	5.5%
Asset-backed securities	8,859	12.3%	10,466	14.2%
Total	$72,255	100.0%	$73,750	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,612	61.7%	$46,888	63.6%
Baa (NAIC Designation 2)	24,843	34.4%	24,299	32.9%
Investment grade	69,455	96.1%	71,187	96.5%
Below investment grade (NAIC Designation 3 and 4)	2,800	3.9%	2,563	3.5%
Total	$72,255	100.0%	$73,750	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

3Q 2023 Financial Supplement	28

Consolidated Results of General Account Investment Portfolio

	For the Nine Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	September 30, 2022		September 30, 2023		December 31, 2022
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	3.52%	$1,935	4.11%	$2,251	3.57%	$2,619
Ending assets		74,565		73,776		72,255
Mortgages:
Income (loss)	3.87%	424	4.66%	599	3.92%	587
Ending assets		15,688		17,655		16,481
Other Equity Investments (1):
Income (loss)	7.80%	188	3.40%	89	5.21%	171
Ending assets		3,468		3,389		3,433
Policy Loans:
Income	5.30%	160	5.21%	158	5.35%	215
Ending assets		4,018		4,089		4,033
Cash and Short-term Investments: (3)
Income (loss)	(0.83)%	(12)	(2.88)%	(66)	(1.44)%	(24)
Ending assets		563		2,822		1,419
Funding Agreements:
Interest expense and other		(82)		(326)		(156)
Ending (liabilities)		(7,830)		(8,175)		(8,501)
Total invested Assets:
Income (loss)	3.86%	2,613	3.92%	2,706	3.79%	3,412
Ending assets		90,472		93,557		89,120
Short Duration Fixed Maturities:
Income (loss)	3.53%	4	3.96%	2	3.62%	5
Ending assets		117		62		87
Total Net Investment Income:
Investment income	3.86%	2,617	3.92%	2,708	3.79%	3,417
Less: investment fees (4)	(0.15)%	(101)	(0.18)%	(123)	(0.15)%	(138)
Investment income, net	3.71%	$2,516	3.74%	$2,585	3.63%	$3,279
General Account Ending Net Assets		$90,589		$93,619		$89,207
Operating Earnings adjustments:
Funding Agreements interest expense		82		326		156
AB and other non-General Account investment income		(27)		170		84
Operating Net investment income (loss)		$2,571		$3,080		$3,519
Notes:

(1) Includes, as of September 30, 2022, September 30, 2023 and December 31, 2022, $370 million, $436 million and $400 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Cash and Short-term net of collateral expense.
(4) Investment fees are inclusive of investment management fees paid to AB.

3Q 2023 Financial Supplement	29

Additional Information

3Q 2023 Financial Supplement	30

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	9/30/2022	9/30/2023

TOTAL
Beginning balance	$6,254	$6,322	$6,369	$6,419	$6,512	$6,113	$6,369
Capitalization of commissions, sales and issue expenses	215	198	202	248	252	644	702
Amortization	(147)	(151)	(152)	(155)	(165)	(435)	(472)
Ending balance	$6,322	$6,369	$6,419	$6,512	$6,599	$6,322	$6,599

Individual Retirement
Beginning balance	$3,127	$3,180	$3,219	$3,264	$3,347	$3,013	$3,219
Capitalization of commissions, sales and issue expenses	137	126	134	175	181	413	490
Amortization	(84)	(87)	(89)	(92)	(102)	(246)	(283)
Ending balance	$3,180	$3,219	$3,264	$3,347	$3,426	$3,180	$3,426

Group Retirement
Beginning balance	$785	$792	$800	$804	$808	$771	$800
Capitalization of commissions, sales and issue expenses	22	23	19	19	20	65	58
Amortization	(15)	(15)	(15)	(15)	(14)	(44)	(44)
Ending balance	$792	$800	$804	$808	$814	$792	$814

Protection Solutions
Beginning balance	$1,596	$1,614	$1,630	$1,644	$1,660	$1,559	$1,630
Capitalization of commissions, sales and issue expenses	47	46	43	46	46	142	135
Amortization	(29)	(30)	(29)	(30)	(30)	(87)	(89)
Ending balance	$1,614	$1,630	$1,644	$1,660	$1,676	$1,614	$1,676

Legacy
Beginning balance	$614	$606	$593	$583	$575	$631	$593
Capitalization of commissions, sales and issue expenses	9	3	6	8	5	25	19
Amortization	(17)	(16)	(16)	(16)	(16)	(50)	(48)
Ending balance	$606	$593	$583	$575	$564	$606	$564

Corporate and Other
Beginning balance	$132	$130	$127	$124	$122	$139	$127
Capitalization of commissions, sales and issue expenses	—	—	—	—	—	(1)	—
Amortization	(2)	(3)	(3)	(2)	(3)	(8)	(8)
Ending balance	$130	$127	$124	$122	$119	$130	$119

3Q 2023 Financial Supplement	31

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP operating earnings, Non-GAAP operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) changes in the fair value of market risk benefits and purchased market risk benefits, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the market risk benefits which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and a decrease of deferred tax valuation allowance.

In the third quarter 2023, the Company updated its operating earnings measure to exclude the impact of the annual actuarial assumption update attributable to LFPB as the majority of the earnings volatility attributable to these assumption updates relate to the Company’s Legacy and non-business segment products and as such do not represent the Company’s ongoing revenue generating activities or future business strategy, and impedes comparability of operating results period over period. Non-GAAP Operating Earnings were favorably impacted by this change in the amount of $61 million for the three and nine months ended September 30, 2023, respectively. The presentation of operating earnings in prior periods was not revised to reflect this modification because the impact to those periods was immaterial.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

3Q 2023 Financial Supplement	32

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

3Q 2023 Financial Supplement	33

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	9/30/2022	9/30/2023

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$594	$62	$177	$759	$1,064	$2,091	$2,000
Adjustments related to:
Variable annuity product features (4)	(675)	129	861	(65)	(1,380)	(2,322)	(584)
Investment gains (losses), net	333	55	87	56	411	890	554
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	19	25	9	9	8	57	26
Other adjustments (1) (5)	50	150	45	62	91	455	198
Income tax (expense) benefit related to above adjustments	58	(76)	(210)	(13)	183	194	(40)
Non-recurring tax items (3)	7	3	(605)	(367)	36	13	(936)
Non-GAAP Operating Earnings	$386	$348	$364	$441	$413	$1,378	$1,218

Net income (loss) attributable to Holdings (2)	$1.58	$0.17	$0.49	$2.13	$3.06	$5.45	$5.62
Less: Preferred stock dividends	0.04	0.07	0.04	0.07	0.04	0.14	0.15
Net income (loss) available to Holdings' common shareholders	1.54	0.10	0.45	2.06	3.02	5.31	5.47
Adjustments related to:
Variable annuity product features (4)	(1.79)	0.35	2.36	(0.18)	(3.97)	(6.06)	(1.64)
Investment gains (losses), net	0.88	0.15	0.24	0.16	1.18	2.32	1.56
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.05	0.07	0.02	0.03	0.02	0.15	0.07
Other adjustments (1) (5)	0.13	0.39	0.13	0.17	0.27	1.20	0.55
Income tax (expense) benefit related to above adjustments	0.15	(0.20)	(0.58)	(0.04)	0.53	0.51	(0.11)
Non-recurring tax items (3)	0.02	0.01	(1.66)	(1.03)	0.10	0.03	(2.63)
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$0.99	$0.87	$0.96	$1.17	$1.15	$3.46	$3.27

Book Value per common share
Book Value per common share	$5.00	$(0.44)	$6.10	$5.69	$0.23	$5.00	$0.23
Less: Per share impact of AOCI	(18.57)	(24.63)	(18.15)	(20.39)	(28.66)	(18.57)	(28.66)
Book value per common share (ex. AOCI)	$23.56	$24.19	$24.25	$26.08	$28.90	$23.56	$28.90

Notes:
(1) Includes certain gross legal expenses related to the cost of insurance litigation and claims related to a commercial relationship of $0 million and $35 million for the three and nine months ended September 30, 2023, respectively and $2 million and $168 million for the three and nine months ended September 30, 2022, respectively. Includes policyholder benefit costs of $75 million for the nine months ended September 30, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market.Includes the impact of unfavorable annual actuarial assumptions updates related to LFPB of $61 million for the three and nine months ended September 30, 2023. Prior period impact was immaterial and was not revised. The legal accruals impact per common share is $0.00 and $0.10 for the three and nine months ended September 30, 2023, respectively and $0.01 and $0.44 for the three and nine months ended September 30, 2022, respectively. Includes policyholder benefit costs of $0.20 for the nine months ended September 30, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. Includes the impact of unfavorable annual actuarial assumptions updates related to LFPB of $0.18 and $0.17 for the three and nine months ended September 30, 2023. Prior period impact was immaterial and was not revised.
(2) For periods with a net loss, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3)For the three and nine months ended September 30, 2023, non-recurring tax items reflect primarily the effect of uncertain tax positions for a given audit period and an increase to the tax valuation allowance of $20 million and a decrease of $970 million, respectively, as well as $0.06 and $2.73, respectively.
(4) Includes the impact of favorable assumption updates of $40 million or $0.11 and $0.67 for the three and nine months ended September 30, 2023. Includes the impact of unfavorable assumption updates of $204 million or $0.54 and $0.53 for the three and nine months ended September 30, 2022.

(5) Includes Non-GMxB related derivative hedge losses of ($16) million and ($7) million for the three and nine months ended September 30, 2023, respectively and ($28) million and ($68) million for the three and nine months ended September 30, 2022, respectively. Includes Non-GMxB related derivative hedge losses of ($0.05) and ($0.02) for the three and nine months ended September 30, 2023, respectively and $(0.07) and $(0.18) for the three and nine months ended September 30, 2022, respectively.

3Q 2023 Financial Supplement	34

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$1,800	$1,592	$2,062
Adjustments related to:
Variable annuity product features	(716)	250	(455)
Investment (gains) losses	706	531	609
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	72	62	51
Other adjustments	422	307	348
Income tax (expense) benefits related to above adjustments	(101)	(241)	(116)
Non-recurring tax items	(592)	(962)	(933)
Non-GAAP Operating Earnings	$1,591	$1,539	$1,566

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$1,800	$1,592	$2,062
Less: Preferred stock	(80)	(80)	(80)
Net income (loss) available to Holdings' common shareholders	$1,720	$1,512	$1,982
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,641	$8,848	$9,139

Return on Equity (ex. AOCI)	19.9%	17.1%	21.7%

Non-GAAP Operating Earnings	$1,591	$1,539	$1,566
Less: Preferred stock	(80)	(80)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,511	$1,459	$1,486
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,641	$8,848	$9,139

Non-GAAP Operating Return on Equity (ex. AOCI)	17.5%	16.5%	16.3%

3Q 2023 Financial Supplement	35

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$5,702	$3,411	$1,401	$3,754	$3,553	$1,642
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	4,140	1,849	(161)	2,192	1,991	80
Less: Accumulated other comprehensive income (loss)	(4,165)	(6,870)	(8,992)	(6,516)	(7,142)	(9,802)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,305	$8,719	$8,831	$8,708	$9,133	$9,882

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	$3,567	$3,030	$2,588
Less: Preferred Stock	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	2,005	1,468	1,026
Less: Accumulated other comprehensive income (loss)	(6,636)	(7,380)	(8,113)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,641	$8,848	$9,139

3Q 2023 Financial Supplement	36

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded Products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an Asset Management Company, no other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Legacy - The Legacy segment consists of our fixed-rate GMxB business written prior to 2011. In 2023, we began reporting this business separately from our Individual Retirement business.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.

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Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue, divided by the average number of advisors for each of the most recent four quarters
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

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Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm			Analyst			Phone Number

Barclays			Tracy Benguigui			1 (212) 526-1561
Citi			Michael Ward			1 (212) 816-4269
Deutsche Bank			Cave Montazeri			1 (212) 250-2798
Dowling & Partners			Joel Hurwitz			1 (860) 676-7312
Evercore ISI			Thomas Gallagher			1 (212) 446-9439
Goldman Sachs			Alex Scott			1 (212) 902-9592
Jefferies			Suneet Kamath			1 (212) 778-8602
J.P. Morgan			Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods			Ryan Krueger			1 (860) 722-5930
Morgan Stanley			Nigel Dally			1 (212) 761-4132
Raymond James			Wilma Burdis			1 (727) 567-9371
Truist Securities			Mark Hughes			1 (615) 748-4422
UBS			Brian Meredith			1 (212) 713-2492
Wells Fargo Securities			Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

				A.M. Best	S&P	Moody’s
Last review date				Feb '23	Jun '23	May '23

Financial Strength Ratings:
Equitable Financial Life Insurance Company				A	A+	A1
Equitable Financial Life Insurance Company of America				A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.				bbb+	BBB+	Baa1
AllianceBernstein L.P. (1)				—	A	A2

Investor and Media Contacts

Contact Investor Relations					Contact Media Relations
Erik Bass	Thomas Lewis	Jake Miller			Sophia Kim
(212) 314-2476					(212) 314-2010
IR@equitable.com					MediaRelations@equitable.com
ir.equitableholdings.com					www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '23, Moody’s as of Aug '23.

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